Exhibit 99.2

AMCOR PET PACKAGING
-------------------
   NORTH AMERICA

                                                                  PURCHASE ORDER
                                                    Purchase Order No / Revision
                                                    4600142423
                                                    Requestor
                                                    Elpi
                                                    Pur Grp / Phone
                                                    SPE       734-428-4725
                                                    Your Reference



Vendor: 208101

   TRANSBOTICS CORP
   3400 LATROBE DRIVE
   CHARLOTTE NC 28211


                                                 Phone:
  Attn:                                          Bill To:
  Ship To:                                       Attn:  Accounts Payable Dept.
     Wytheville                                         AMCOR PET PACKAGING NA
     AMCOR PET PACKAGING NORTH AMERICA                  10521 South Highway M-52
     474 Gator Lane                                     Manchester, MI
     Wytheville VA 24382                                48158-7400


SHIP TO: AMCOR-WYTHEVILLE. QUOTE # MKT-PROP-0701-001-REV G
TERMS: 30/20/20/20/10

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         Terms of Delivery                Terms of Payment                           Doc.Date              Print Date
        FOB Charlotte,  NC                Special Terms                              03/07/2007            03/09/2007
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  Item         Mtl#        Mfr Part#                                  Qty              Unit Cost                    Total Cost
  Taxable          Description                                        UM                    Plant                Delivery Date

--------------------------------------------------------------------------------------------------------------------------------
 00010                                                          951,000             $            1.00     $          951,000.00
 N Qty 10 - AGV System Equipment, dual                              SET                    Wytheville                04/28/2007
            straddle fork laser guides vehicles
           **(Included:Consignment spare parts package @ no charge as per proposal)
              MKT-PROP-0701-001-Rev G)**

 00020                                                           44,780             $            1.00     $           44,780.00
 N Qty 4 - Automatic opportunity battery                            SET                    Wytheville                04/28/2007
           chargers

 00030                                                           88,035             $            1.00     $           88,035.00
 N    AGV System Controls & Software                                SET                    Wytheville                04/28/2007

 00040                                                          214,750              $           1.00     $          214,750.00
 N    AGV Engineering & Programming                                 SET                    Wytheville                04/28/2007

 00050                                                          229,350              $           1.00     $          229,350.00
 N    AGVS Commissioning & Acceptance                               SET                    Wytheville                04/28/2007

 00060                                                           84,750              $           1.00     $           84,750.00
 N    Mechanical & Electrical Installation                          SET                    Wytheville                04/28/2007

 00070                                                           67,950              $           1.00     $           67,950.00
 N    Warehouse Marquees, PLC cabinet & Bar                         SET                    Wytheville                04/28/2007
           Code Arc
 00080                                                            9,600              $           1.00     $            9,600.00
 N    Gatorade Area Controls & Operator                             SET                    Wytheville                04/28/2007
           stations
 -------------------------------------------------------------------------------------------------------------------------------

Page 1 of 2         Original
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

00090                                                             4,000            $             1.00     $            4,000.00
N    Gatorade Area Equipment Engineering                            SET                    Wytheville                04/28/2007


00100                                                             6,750            $             1.00     $            6,750.00
N    Gatorade Area Equipment Installation                           SET                    Wytheville                04/28/2007

00110                                                             8,000            $             1.00     $            8,000.00
N    Conveyor Controls Engineering                                  SET                    Wytheville                04/28/2007

00120                                                             2,300            $             1.00     $            2,300.00
N    Bar Code Arc Installation                                      SET                    Wytheville                04/28/2007

00130                                                             8,850            $             1.00     $            8,850.00
N    Warm Stand by PC & Software set-up                             SET                    Wytheville                04/28/2007

                  Subtotal Before Taxes                                                                          1, 720,1 15.00
                  Total Applicable Taxes                                                                                   0.00
                                                    TOTAL Value                    (USD)                        $ 1,720,1 15.00
                                                    ---------------------------------------------------------------------------


THIS IS A CONFIRMING ORDER - DO NOT DUPLICATE
PO number must be printed on Packing Slip andlor Invoice If applicable, MSDS sheet(s) required.


SHIPPING INFORMATION: Prior to shipment of all items associated with this order, (equipment, scrap, parts, molds, etc(, Vendor will contact Amcor PET Packaging Corporate Transportation Manager, (734) 428-4888 or Fax 17341 428-4523 for proper routing instructions, where applicable. We will use our own customs agent and freight forwarder.
Seller will sell and deliver the goods and services herein in accordance with Purchaser's terms and conditions of purchase, (Version #3), a copy of which is available an our website at www.Amcor.com under Company/Purchase Order Terms. These terms and conditions are hereby incorporated in this Purchase Order by reference.
Any additional or different terms of your terms and conditions are expressly rejected. Additional copies are available from Purchaser on request.

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  Page 2 of 2        Original       Authorized Signature    /s/ Reinhart Luchies